Exhibit 99.1

KARTOON STUDIOS REPORTS Q1 2026 RESULTS

BUILDING ON 2025 MOMENTUM AS OPERATING PERFORMANCE IMPROVES AND THE COMPANY SCALES ITS IP-DRIVEN STRATEGY

DISTRIBUTION REVENUE CLIMBS 15% COMPARED TO PRIOR YEAR PERIOD AS STREAMERS, KARTOON CHANNEL! AND AMEBA EXPAND ENGAGEMENT AND MONETIZATION

KARTOON CHANNEL CONTINUES STRATEGIC EXPANSION OF GLOBALLY RECOGNIZED ENTERTAINMENT BRANDS WITH LICENSING DEAL FOR MATTEL’S ANIMATED SERIES MASTERS OF THE UNIVERSE (2002) AND AMERICAN GIRL (2016)

OPERATING COSTS DECLINE 20% AS LOSS FROM OPERATIONS CONTINUES TO NARROW YEAR-OVER-YEAR REFLECTING CONTINUED OPERATING DISCIPLINE

FLAGSHIP FRANCHISES, “HUNDRED ACRE WOOD” AND “STAN LEE UNIVERSE”, ADVANCE TOWARD COMMERCIALIZATION AND LONG-TERM MONETIZATION

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BEVERLY HILLS, CA – May XX, 2026 – Kartoon Studios (NYSE American: TOON) today reported financial results for the first quarter ended March 31, 2026, building on the operational momentum established in 2025 as the Company executes its transition to an intellectual property-driven growth model, with early signs that the strategy is beginning to translate into operating performance. The Company’s franchise initiatives are anchored by ‘Hundred Acre Wood’, inspired by A.A. Milne’s Winnie-the-Pooh, and ’Stan Lee Universe’ based on IP from the iconic superhero creator Stan Lee.

During the quarter, the Company strengthened performance across its distribution network through its streaming services, Kartoon Channel, and Ameba, improved operating efficiency, and continued advancing its flagship franchise initiatives. This reflects the impact of prior investments in platform, content, and infrastructure, supporting a more scalable operating foundation and the broader commercialization of the Company’s intellectual property portfolio.

For the quarter, the Company reported total revenue of $7.2 million, with distribution revenue increasing 15% as compared to the same quarter last year, while total operating expenses declined 20%, contributing to improved operating performance.

Q1 2026 FINANCIAL HIGHLIGHTS

•	Total Revenue: $7.2 million, compared to $9.5 million in Q1 2025, reflecting timing of production deliveries at Mainframe Studios
•	Distribution Revenue: $2.3 million, up 15% as compared to the same quarter last year
•	General & Administrative Expenses: $5.1 million, down 10% as compared to Q1 2025
•	Total Operating Expenses: $10.0 million, down 20% as compared to Q1 2025
•	Loss from Operations: $2.8 million, improved 9% as compared to Q1 2025
•	Balance Sheet: $6.0 million in cash & marketable securities and $30.7 million in total current assets as of March 31, 2026, with stockholders’ equity of $22.6 million

“We are now entering the phase where Kartoon Studios is translating years of investment in our platform into measurable operating performance,” commented Andy Heyward, Chairman & CEO of Kartoon Studios. “This quarter reflects continued momentum across our distribution business, where we are seeing growth in both engagement and monetization, alongside meaningful progress in improving our cost structure. Our channel system continues to grow and is still ranked #1 in the Apple app store by users above all our competitors”

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“At the same time, our strategy is increasingly centered on the development and commercialization of our owned intellectual property. Our flagship franchises, Hundred Acre Wood and the Stan Lee Universe, are advancing as multi-platform initiatives designed to extend across content, licensing, and consumer products.”

“With our platform in place and our key franchises progressing, our focus is on execution, bringing these properties to market and converting them into scalable, higher-margin revenue opportunities that we believe will drive long-term value for the Company.”

Kartoon Studios continued to expand its owned distribution ecosystem during the quarter, with Kartoon Channel! and Ameba driving higher engagement and revenue contribution. During the first quarter, both Kartoon Channel! and Ameba achieved record paid subscriber levels, while also delivering breakout increases in viewer engagement across the Company’s subscription streaming platforms. Subscriber engagement on Kartoon Channel! increased more than 80% year-over-year during Q1 2026, while Ameba subscriber engagement increased more than 200% year-over-year.

The Company’s broader digital distribution strategy continues to gain traction, with YouTube, FAST, and VOD increasingly functioning as a discovery, engagement, and monetization flywheel. Broad audience reach and discoverability across these platforms are helping drive subscriber engagement, conversion, and monetization across the Company’s owned streaming services. This momentum is being supported by strong performance from recently acquired content, increasingly data-informed acquisition and programming decisions, and the Company’s operational expertise in driving reach and engagement across digital media platforms.

DISTRIBUTION PLATFORM CONTINUES TO EXPAND REACH AND MONETIZATION; ACQUIRES TOP TIER BRANDS FROM MATTEL

HE-MAN
AND THE
MASTERS
OF THE UNIVERSE

WellieWishers
American Girl

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“Kartoon Channel is extremely proud to have closed a deal with Mattel to license the animated programs of both Masters of the Universe (2002) and American Girl (2016) for our premiere streaming service,” commented Mr. Heyward. Todd Steinman, President of Toon Media Networks, added, “Our strategy at Kartoon Channel is to continually align ourselves with globally recognized franchises and culturally resonant properties that already possess deep audience affinity and multi-generational appeal. The additions of Masters of the Universe (2002) and American Girl (2016) significantly strengthen that strategy.”

The 15% increase in distribution revenue reflects improved performance across the Company’s owned platforms alongside continued licensing of the Company’s intellectual property to third-party services. These results highlight the value of Kartoon Studios’ strategy of combining owned distribution with broader third-party platform reach to expand audience engagement and monetization opportunities. As the ecosystem continues to scale, the Company expects these combined revenue streams to play an increasingly important role in supporting recurring revenue growth.

The year-over-year change in total revenue primarily reflects the timing of production deliveries at Mainframe Studios, with several projects shifting from the first quarter into later periods in 2026. This timing variability is consistent with the nature of animation production schedules and does not reflect any loss of business or change in underlying demand. Mainframe Studios continues to maintain an active production pipeline with leading broadcast, streaming, and production partners, including recent and upcoming releases such as It’s Andrew, co-produced with Pirate Size Productions and Infinite Studios for CBC/SRC and ABC Australia; Unicorn Academy: Secrets Revealed for Spin Master on Netflix; and Phoebe & Jay for PBS. The Company maintains visibility into its production pipeline and expects these revenues to be recognized in future periods.

COST DISCIPLINE SUPPORTS IMPROVED OPERATING PERFORMANCE

Kartoon Studios continued to improve its cost structure during the quarter, contributing to stronger operating performance. Lower operating expenses reflect efficiencies achieved as the Company moves beyond its peak investment phase and aligns its cost base with current operations. Reduced general and administrative expenses, along with broader operational improvements, supported a narrowing of operating losses year-over-year. These improvements position the Company to benefit from future revenue growth as higher-margin activities become a larger part of the business.

FRANCHISE INITIATIVES PROGRESS TOWARD MARKET INTRODUCTION

Kartoon Studios continues to advance its intellectual property portfolio through scalable, multi-platform franchise initiatives, anchored by its flagship properties Hundred Acre Wood and the Stan Lee Universe.

With its core infrastructure in place, the Company is increasingly focused on execution, bringing its properties to market and expanding opportunities across content, licensing, and consumer products.

Hundred Acre Wood

Hundred Acre Wood, inspired by the classic works of A.A. Milne, remains a central component of the Company’s franchise strategy, designed as a multi-platform brand spanning episodic content, short-form programming, holiday specials, and consumer products.

The franchise is being developed with a broad content strategy that extends across both long-form and short-form programming, tailored for global distribution across streaming and digital platforms, while also supporting expansion into consumer products and licensing.

The series is being developed by a highly experienced creative team, including Executive Producer, Linda Woolverton, Composer, Danny Elfman, and Story Editor, Elise Allen. The brand has generated strong early audience response through previews and live events, and broadcast partners will be announced shortly.

As the property moves toward launch, the Company is focused on aligning content, distribution, and consumer products initiatives to support a coordinated global rollout.

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Stan Lee Universe

Complementing this initiative, Kartoon Studios is also advancing the Stan Lee Universe, built around the legacy of one of the most influential creators in modern entertainment.

The initiative is focused on building a portfolio of original properties inspired by Stan Lee’s creative vision, including titles such as The Excelsiors and SuperHero Pets, with planned expansion across animation, publishing, licensing, and consumer products.

Development is centered on creating a cohesive slate of character-driven franchises designed for introduction across multiple formats and platforms, with an emphasis on long-term brand development and sustained audience engagement.

As these properties move closer to market, the Company is focused on aligning creative development with distribution, licensing, and consumer products strategies, positioning the Stan Lee Universe as a scalable portfolio of original intellectual property.

LEVERAGING AN INTEGRATED PLATFORM

Kartoon Studios’ vertically integrated model continues to support its franchise strategy, enabling the Company to develop, distribute, and monetize content across multiple channels. By combining production capabilities, owned distribution platforms, marketing infrastructure, and licensing operations, the Company is positioned to capture value across the full lifecycle of its intellectual property.

“We are seeing a shift in our business and are quickly moving towards a tech-forward strategy focused on developing and deploying valuable IP across our media platform. We have the foundation in place, and our core business is shifting to align with this strategy. Overall, we are seeing the pivot of the company which is our competitive advantage – meaning we can move quicker and with purpose faster than our competitors” commented Brian Parisi, Chief Financial Officer. “We have foundational stability in our production, distribution and media advisory business, which remains an important driver of recurring revenue and long-term value for the IP we develop.”

“Looking ahead, our focus remains on executing against our platform while continuing to expand higher-margin, IP-driven revenue streams. As these initiatives scale, we expect further improvement in operating performance and margin profile over time,” concluded Parisi.

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About Kartoon Studios

Kartoon Studios (NYSE AMERICAN: TOON) is a global leader in children’s and family entertainment, delivering premium content and high-value animated intellectual property to millions of viewers worldwide. The Company’s portfolio features globally recognized brands, as well as holding a controlling interest in Stan Lee Universe, and operates Mainframe Studios, one of North America’s largest animation producers, with more than 22,000 minutes of award-winning programming delivered.

Through its Toon Media Networks division including Kartoon Channel!, Ameba, Kartoon Channel Worldwide and Frederator, Kartoon Studios reaches audiences across linear television, AVOD, SVOD, FAST channels, and top streaming platforms. Kartoon Channel! is consistently rated the #1 kids’ streaming app on the Apple App Store. With a global distribution footprint in over 60 territories, and a robust content pipeline, Kartoon Studios is positioned for sustained growth and long-term shareholder value.

For more information, visit www.kartoonstudios.com

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Forward-Looking Statements: Certain statements in this press release constitute “forward-looking statements” within the meaning of the federal securities laws. Words such as “may,” “might,” “will,” “should,” “believe,” “expect,” “anticipate,” “estimate,” “continue,” “predict,” “forecast,” “project,” “plan,” “intend” or similar expressions, or statements regarding intent, belief, or current expectations, are forward-looking statements and include statements regarding: the Company executing its transition to an intellectual property-driven growth model; early signs of that strategy beginning to translate into operating performance; continuing to advance the Company’s flagship franchise initiatives; prior investments in platform, content, and infrastructure, supporting a more scalable operating foundation and the broader commercialization of the Company’s intellectual property portfolio; entering the phase where the Company is translating years of investment in its platform into measurable operating performance; continuing the momentum across the Company’s distribution business; increasingly centering the Company’s strategy on the development and commercialization of its owned intellectual property; advancing the Company’s flagship franchises as multi-platform initiatives designed to extend across content, licensing, and consumer products; focusing on execution, bringing properties to market and converting the Company’s franchises into scalable, higher-margin revenue opportunities to drive long-term value; licensing of the Company’s intellectual property being expected to play a larger role in supporting recurring revenue and direct audience relationships; recognizing revenues from the Company’s pipeline in future periods; aligning the Company’s cost base with current operations; reduced general and administrative expenses, along with broader operational improvements, positioning the Company to benefit from future revenue growth as higher-margin activities become a larger part of the business; continuing to advance the Company’s intellectual property portfolio through scalable, multi-platform franchise initiatives, anchored by flagship properties Hundred Acre Wood and the Stan Lee Universe; being increasingly focused on execution, bringing properties to market and expanding opportunities across content, licensing, and consumer products; developing Hundred Acre Wood with a broad content strategy that extends across both long-form and short-form programming, tailored for global distribution across streaming and digital platforms, while also supporting expansion into consumer products and licensing; being focused on aligning content, distribution, and consumer products initiatives to support a coordinated global rollout as Hundred Acre Wood moves toward launch; also advancing the Stan Lee Universe; building a portfolio of original properties inspired by Stan Lee’s creative vision, including titles such as The Excelsiors and SuperHero Pets, with planned expansion across animation, publishing, licensing, and consumer products; creating a cohesive slate of character-driven franchises designed for introduction across multiple formats and platforms, with an emphasis on long-term brand development and sustained audience engagement; being focused as properties move closer to market on aligning creative development with distribution, licensing, and consumer products strategies; positioning the Stan Lee Universe as a scalable portfolio of original intellectual property; the Company’s vertically integrated model continuing to support its franchise strategy, enabling the Company to develop, distribute, and monetize content across multiple channels; being positioned to capture value across the full lifecycle of the Company’s intellectual property by combining production capabilities, owned distribution platforms, marketing infrastructure, and licensing operations; seeing a shift in the Company’s business and quickly moving towards a tech-forward strategy focused on developing and deploying valuable IP across the Company’s media platform; shifting the Company’s core business to align with its tech-forward strategy; seeing the pivot of the Company; the Company moving quicker and with purpose faster than its competitors; the Company’s production, distribution and media advisory business remaining an important driver of recurring revenue and long-term value for the IP the Company develops; remaining focused on executing against its platform while continuing to expand higher-margin, IP-driven revenue streams; expecting further improvement in operating performance and margin profile over time as the Company’s initiatives scale; and being positioned for sustained growth and long-term shareholder value. While the Company believes these forward-looking statements are reasonable, undue reliance should not be placed on any such forward-looking statements, which are based on information available to us on the date of this release. These forward-looking statements are based upon current estimates and assumptions and are subject to various risks and uncertainties, including without limitation the Company’s ability to execute its transition to an intellectual property-driven growth model; the Company’s ability to advance its flagship franchise initiatives; the Company’s ability to leverage prior investments in platform, content, and infrastructure, to support a more scalable operating foundation and the broader commercialization of the Company’s intellectual property portfolio; the Company’s ability to continue the momentum across its Company’s distribution business; the Company’s ability to advance its flagship franchises as multi-platform initiatives extending across content, licensing, and consumer products; the Company’s ability to bring properties to market and convert its franchises into scalable, higher-margin revenue opportunities to drive long-term value; the Company’s ability to launch and expand Hundred Acre Wood and the Stan Lee Universe in the US and globally as planned; the Company’s ability to capture value across the full lifecycle of its intellectual property by combining production capabilities, owned distribution platforms, marketing infrastructure, and licensing operations; the Company’s ability to move quicker and with purpose faster than its competitors; the Company’s ability to execute against its platform while continuing to expand higher-margin, IP-driven revenue streams; the Company’s ability to improve operating performance and margin profile over time as its initiatives scale; the Company’s ability to benefit from its investments in infrastructure and IP; the Company’s ability to obtain additional financing on acceptable terms, if at all; fluctuations in the results of the Company’s operations from period to period; general economic and financial conditions; the Company’s ability to anticipate changes in popular culture, media and movies, fashion and technology; competitive pressure from other distributors of content and within the retail market; the Company’s reliance on and relationships with third-party production and animation studios; the Company’s ability to market and advertise its products; the Company’s reliance on third parties to promote its products; the Company’s ability to keep pace with technological advances; the Company’s ability to protect its intellectual property and those other risk factors set forth in the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025 and in the Company’s subsequent filings with the Securities and Exchange Commission (the “SEC”). Thus, actual results could be materially different. The Company expressly disclaims any obligation to update or alter statements whether as a result of new information, future events or otherwise, except as required by law.

MEDIA CONTACT:

pr@kartoonstudios.com

INVESTOR RELATIONS CONTACT:

ir@kartoonstudios.com

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